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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       March 5, 2003
                                                   -----------------------------
                               Register.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                 0-29739                  11-3239091
---------------------------- ------------------- -------------------------------
(State or other jurisdiction     (Commission              (IRS Employer
      of incorporation)          File Number)           Identification No.)

         575 8th Avenue, 8th Floor, New York, New York        10018
--------------------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code        (212) 798-9100
                                                      -------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On March 5, 2003, Register.com, Inc. (the "Company"), announced that Dewain
K. Cross has been appointed as a member of the Board of Directors and Audit Committee. The Company's Audit Committee will now consist of Mr. Cross, Mr. Stanley Morten and Mr. Taher Elgamal, each of whom qualifies as independent under the Sarbanes-Oxley Act of 2002 and current and proposed Nasdaq Market Place Rules.

     A press release dated March 5, 2003, concerning this announcement is incorporated by reference herein and is filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits

                  (c)  Exhibits

                  99.1 Press Release dated March 5, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REGISTER.COM, INC.
                        --------------------------------------------------------
                                           (Registrant)

   March 5, 2003                         /s/ Jack S. Levy
----------------   -------------------------------------------------------------
        Date       Jack S. Levy, Vice President, General Counsel and Secretary

                                  EXHIBIT INDEX



Exhibit Number        Description
--------------        -----------

99.1                  Press Release dated March 5, 2003.